UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 19, 2003

Cost Plus, Inc.

(Exact name of registrant as specified in its charter)

California	0-14970	94-1067973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fourth Street, Oakland, California	94607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 893-7300

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)    List of Exhibits

Exhibit Number	Description

Exhibit 99.1	Remarks delivered at the annual meeting of shareholders on June 19, 2003

ITEM 9. REGULATION FD DISCLOSURE

The text of remarks delivered by the registrant’s Chief Executive Officer and Chief Executive Officer at the annual meeting of shareholders on June 19, 2003 is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cost Plus, Inc.

Date: June 20, 2003	By:	/s/ JOHN J. LUTTRELL
John J. Luttrell Senior Vice President and Chief Financial Officer